SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 9, 2004

Natus Medical Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-33001	77-0154833
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Industrial Road, San Carlos, California 94070

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 802-0400

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition.

On November 9, 2004, Natus Medical Incorporated (the “Company”) is issuing a press release and holding a conference call regarding its financial results for the third quarter of fiscal 2004 ended September 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The registrant believes the non-GAAP financial measures of income from continuing operations and earnings per share from continuing operations discussed within the company’s financial results press release assist its management and investors in understanding its operating results. The registrant believes that inclusion of these non-GAAP financial measures provide consistency and comparability with past reports of financial results.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press release of Natus Medical Incorporated dated November 9, 2004 describing the Company’s results for its third quarter ended September 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATUS MEDICAL INCORPORATED

Dated: November 9, 2004	By:	/s/ Steven J. Murphy
Steven J. Murphy
Vice President, Finance

Index to Exhibits

Exhibit No.	Description
99.1	Press release of Natus Medical Incorporated dated November 9, 2004 describing the Company’s results for its third quarter ended September 30, 2004.